Contents
Part I

Part II

Part III
Additional

information
Financial

Statements
ING Group Annual Report 2021 on Form 20-F 1
Exhibit 12.1
CERTIFICATION
I, Steven van Rijswijk, certify that:
1. I have reviewed this Annual Report on Form 20-F of ING Groep N.V.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.
Based on my knowledge, the financial statements, and other financial information included in this
report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for,

the periods presented in this report;
4. The company’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and

15d-15(f)) for
the company and have:
(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision,

to ensure that material information relating to the company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly
during the period in which this report is being prepared;
(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision,

to provide reasonable assurance regarding the
reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
(c) Evaluated the effectiveness of the company’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;
(d) Disclosed in this report any change in the company’s internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the company’s internal control over financial reporting; and
5.
The company’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of
internal control over financial reporting, to the company’s auditors and the audit committee of the company’s board of directors (or persons performing the equivalent functions):
(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over
financial reporting which are reasonably likely to adversely affect the company’s ability to record, process, summarize and report financial information; and
(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the company’s internal control over financial reporting.
Date:

March 7, 2022
/s/ Steven van Rijswijk
Steven van Rijswijk
Chief Executive Officer